UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017

Behringer Harvard Opportunity REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas 75254
(Address of principal executive offices)
(Zip Code)

(888) 808-7348
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 11, 2017, Behringer Harvard Opportunity REIT I, Inc. (the “Company”), through its wholly owned subsidiaries, BHFS I, LLC, BHFS II, LLC, BHFS III, LLC, BHFS IV, LLC and BHFS THEATER, LLC, entered into an agreement (the “Agreement”) to sell the mixed-use community commonly known as Frisco Square located in the City of Frisco, Collin County, Texas, to Frisco Square Acquisition, LLC (the “Buyer”), an unaffiliated third party, for a contractual sales price of $55.0 million. The Buyer made a nonrefundable earnest money deposit of $750,000 in connection with the execution of the Agreement. Closing is subject to due diligence by the Buyer and other customary closing conditions and is contemplated to occur during the fourth quarter of 2017. At the time of this filing, the Company cannot give any assurances that the closing of this sale is probable.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential sale of the property described herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the possibility that the transaction may not close on the terms or timeframe described or at all and other risks described in the “Risk Factors” section of our public filings including our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Opportunity REIT I, Inc.

Dated: October 12, 2017	By: /s/ Donna Brandin
Donna Brandin
Senior Vice President, Chief Financial Officer, and Treasurer